EXHIBIT 10.16


April 15, 2003

Imagis Technologies Inc.
1630 - 1075 West Georgia Street
Vancouver, British Columbia
V6E 3C9

Attention:  Mr. Wayne Smith

Dear Sirs:

Amended and Restated Loan Agreement: Revolving Line of Credit

Further to the loan agreement made between Imagis Technologies Inc. and Altaf Nazerali dated February 21, 2003 (the "Loan Agreement"), Altaf Nazerali (the "Lender") wishes to increase the maximum amount of credit available to Imagis Technologies Inc. (the "Borrower) under the Loan Agreement and hereby establishes in favour of the Borrower an amended and restated loan agreement (the "Amended and Restated Loan Agreement") for a revolving line of credit (the "Extended Line of Credit") on the following terms and conditions:

Maximum Credit Amount: Cdn. $500,000 (the "Maximum Credit Amount")

Borrowing and Repayment: The Borrower may borrow, repay and reborrow up to the Maximum Credit Amount outstanding at any one time, provided that any amounts paid to and received are applied to any outstanding balance of the Extended Line of Credit.

Purpose: The Borrower will use the proceeds of the Extended Line of Credit to assist in its cash flow management and general working capital.

Term: The term of the Extended Line of Credit shall commence on April 15, 2003 and expire on the earlier of May 31, 2003 or on completion of an equity financing and the Borrower will repay the Extended Line of Credit and interest thereon in full on the earlier of May 31, 2003 or receipt of funds pursuant to an equity financing.

Interest Rate: The Borrower shall pay interest on the outstanding daily balance of the Extended Line of Credit at a floating rate equal at all times to the Prime Rate plus 2.0% per annum calculated monthly, not in advance, on the basis of a year of 365 days. The interest rate shall fluctuate as and when the Prime Rate fluctuates.

Default Interest Rate: Notwithstanding the previous paragraph, the Borrower shall pay interest on any amount of principal or interest on the Extended Line of Credit which is not paid when due at the Prime Rate plus 5% per annum calculated monthly not in advance, on the basis of a year of 365 days. The default interest shall fluctuate as and when the Prime Rate fluctuates.

Prime Rate: In this agreement, "Prime Rate" means the floating commercial loan reference rate of Royal Bank of Canada publicly announced from time to time as its "prime rate" or "reference rate" (calculated on the basis of actual number of days elapsed over a year of 365 days), with any change in the Prime Rate to be effective on the date the "prime rate" or "reference rate" changes.


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For the  purposes  of the Canada  Interest  Act,  the annual rate of interest to which an interest rate which is calculated on the basis of a year of 365 days is equivalent is the interest rate multiplied by the number of days in the year and divided by 365.

Payment of Business Interest: The Borrower shall pay interest accruing due in each calendar month on the 10th business day of the next calendar month.

Evidence of Indebtedness: As evidence of the indebtedness under the Extended Line of Credit, the Borrower will deliver to the Lender an amended and restated grid promissory note (the "Note") in the principal amount of $500,000. The Lender is hereby authorized to record on the Note all advances by the Lender under the Extended Line of Credit, all interest accrued thereon and all payments of principal and interest thereon made by the Borrower. The Note will constitute prima facie evidence of the amounts of all such advances, interest and payments and the indebtedness of the Borrower under the Extended Line of Credit from time to time. The Note will amend and restate the grid promissory note dated February 21, 2003, created and issued by the Borrower to the Lender.

Security: As security for its obligations to the Lender in connection with the Extended Line of Credit, the Borrower will deliver to the Lender a General Security Agreement (the "Security Agreement") creating a security interest over all of the Borrower's present and after-acquired personal property and an uncrystalized floating charge on land, subject only to the existing security interests held by Royal Bank of Canada as security for corporate Visa credit cards for a maximum credit amount of $56,000 ("Permitted Encumbrances"), which security interests are currently in good standing and not in default and the Borrower has not received any notice of default thereunder.

Additional Security: As additional collateral security for the obligations to the Lender, the Borrower will execute and deliver to the Lender the Source Code Escrow Agreement dated April 15, 2003.

Reporting Requirements: The Borrower will deliver to the Lender a monthly report of outstanding receivables with a reconciliation of payments made and received to substantiate all amounts deposited by the Borrower into the Extended Line of Credit.

Other Covenants: The Borrower will:

     (a) not grant, create, assume or permit to exist any mortgage, charge, lien, pledge, security interest or other encumbrance against any assets or rights of the Borrower or guarantee or become liable for the obligations of any other person, corporation or other entity except those that are Permitted Encumbrances; and

     (b) conduct its business in compliance with all applicable laws and regulations, including without limitation laws and regulations relating to the environment and hazardous, toxic or dangerous substances.

Mutual Covenants: The Borrower and Lender will within 5 business days from the date hereof, execute and deliver to the Escrow Agent appointed pursuant to the provisions of the Source Code Escrow Agreement hereinabove referred to, a Licence Agreement in favour of the Lender and his assigns, to be held by the Escrow Agent in accordance with the terms, conditions and


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                                     - 3 -

instructions set out in the Source Code Escrow Agreement. The Licence Agreement will consist of an appropriate form of licence containing the essential terms described in Schedule A hereto.

Default: The following shall constitute events of default by the Borrower:

     (a) non-payment within 10 business days after the due date thereof of principal, interest and any other amounts due under this Agreement, the Note or the Security Agreement;

     (b) a breach or default by the Borrower under this Agreement, the Security or any other agreement with the Lender which is not remedied within 14 days after the date of such occurrence;

     (c) if the Borrower defaults under any other obligation to repay borrowed money; (d) if in the opinion of the Lender there is a material adverse change in the financial condition, ownership, effective control or operation of the Borrower;

     (e) if proceedings for the dissolution, liquidation or winding-up of the Borrower or for the suspension of the operations of the Borrower are commenced, unless such proceedings are being actively and diligently contested by the Borrower in good faith; or

     (f) in the event of the bankruptcy, liquidation or insolvency of the Borrower or if a receiver or receiver-manager is appointed for all or any part of the business or assets of the Borrower; and

     (g)  if the Borrower ceases to carry on business.

Upon the occurrence of one or more events of default, the Lender may declare the outstanding principal and accrued interest under the Extended Line of Credit to be immediately due and payable and the Lender may exercise its remedies under the Security Agreement or otherwise available to the Lender at law or in equity.

Expenses: The Borrower will pay all costs and expenses incurred from time to time in preparation, negotiation and execution of this Agreement and the Security, and any costs and expenses incurred in the administration or enforcement of this Agreement or any other agreement relating to this Agreement.

Notices: All notices and other communications under this Agreement shall be in writing and shall be sent by delivery or by facsimile transmission addressed as follows:

     (a)  if to the Lender, to:

          Altaf Nazerali
          1300 - 1075 West Georgia Street
          Vancouver, British Columbia  V6E 3C9
          Fax: (604) 684-4601


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                                     - 4 -

     (b)  if to the Borrower, to:

          Imagis Technologies Inc.
          1630 - 1075 West Georgia Street
          Vancouver, British Columbia  V6E 3C9
          Fax: (604) 684-9314
          Attention: Mr. Wayne Smith

Severability: If any provision of this Agreement is held by any court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. Without limiting the generality of the foregoing, if the default interest rate provided for in this Agreement is held to be invalid, void or unenforceable, the Borrower shall pay interest on any amount of principal or interest which is not paid when due at the Prime Rate plus 2% per annum calculated monthly, not in advance, on the basis of a year of 365 days.

Assignment: No party hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld.

Amendment  and  Restatement:   This  agreement  amends  and  restates  the  Loan
Agreement.

Yours truly,


Signed, Sealed and Delivered by ALTAF     )
NAZERALI in the presence of:              )
                                          )
                                          )
------------------------------------      ) [Signed by Altaf Nazerali]
Witness (Signature)                       ) -----------------------------------
                                          ) ALTAF NAZERALI
                                          )
------------------------------------      )
Name (please print)                       )
                                          )
                                          )
------------------------------------      )
Address                                   )
                                          )
                                          )
------------------------------------      )
City, Province                            )

We acknowledge and accept the foregoing terms and conditions.

IMAGIS TECHNOLOGIES INC.


Per:    Signed "Wayne Smith"
        --------------------------------
        Authorized Signatory


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                                   SCHEDULE A
                   to the Amended and Restated Loan Agreement

                      ESSENTIAL TERMS OF LICENCE AGREEMENT

1. The Borrower will grant to the Lender and his assigns, the absolute right and authority to use, manufacture and distribute products based on, the Source Codes and all Updates, the particulars of which are more fully described in the Source Code Escrow Agreement.

2. The Borrower will permit the Lender and his assigns to use, manufacture and distribute the Source Codes and all Updates, on a non-exclusive world-wide basis.

3. The Licence Agreement will have a minimum term of five (5) years, commencing on the date that the Licence Agreement and the Source Codes and all Updates are released from escrow, in accordance with the provisions of the Source Code Escrow Agreement.

4. The Licence Agreement will provide that no royalty is or will become payable thereunder during the term thereof.